The Union Central Life Insurance Company

("Union Central Life")

Carillon Life Account

("Separate Account")

Supplement to:

Excel Performance VUL

Prospectus Dated May 1, 2010

Supplement Dated August 16, 2013

This supplement describes changes to the variable investment options available under your Excel Performance VUL Policy.  You should read this information carefully and retain this supplement for future reference together with the Prospectus for your Policy.  [All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.]

New Variable Investment Option

1.       The table of Separate Account Variable Investment Options is revised to include the following:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Strategy
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Money Market [1,2]	Current income.
Subadvisers: (1) Fidelity Investments Money Management, Inc. and (2) other investment advisers serve as sub-advisers for the fund.

Portfolio Substitution

2.     We have filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of shares of the Fidelity VIP Money Market Portfolio, Initial Class for shares of the Calvert VP Money Market Portfolio.

The effect of the substitution would permit us to replace the Calvert VP Money Market Portfolio ("Existing Fund") with the Fidelity VIP Money Market Portfolio ("Replacement Fund") as an investment option under the Policies.  The Existing Fund and Replacement Fund are described in their respective summary prospectuses, which are available at no charge by contacting Customer Service at 1-800-745-1112, or by logging into your account on the internet service center at www.unioncentral.com.

Until the date of the substitution, Policy value currently allocated to the Calvert VP Money Market Portfolio may remain invested in the corresponding Subaccount, and transfers of Policy value into and out of that Subaccount will be allowed.  Any allocation to the Calvert VP Money Market Portfolio pursuant to an asset allocation model will continue according to the model until the date of any substitution unless we receive different allocation instructions from you.

We anticipate the substitution will occur on or around November 15, 2013.  From the date of this supplement to the date of the substitution, if you have allocations to the Calvert VP Money Market Portfolio Subaccount, you may transfer such allocations to any other available Subaccount without any charge or limitation (except potentially harmful transfers (see “Disruptive Trading Procedures” in the Prospectus)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year.

If carried out, the proposed substitution would result in any Policy value you have allocated to the Subaccount funded by the Existing Fund being, in effect, transferred at relative net asset value to a Subaccount investing in the Replacement Fund.  We will pay all expenses incurred in connection with the substitution.   There would be no tax

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consequences resulting from this exchange.  After the substitution, the Subaccount funded by the Existing Fund will no longer be available for investment under the Policy.

Once the substitution occurs, unless you instruct us otherwise, any existing or future instruction that designates the Subaccount funded by the Existing Fund will be deemed to be an instruction for the Subaccount funded by the Replacement Fund.    This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer option).  All references in your prospectus to the Existing Fund will be replaced with a reference to the Replacement Fund.

From the date of the substitution, until at least thirty (30) days after the substitution, you are permitted to transfer Policy value out of the  Subaccount investing in the Replacement Fund to one or more other Subaccounts or the fixed account (if available) within the Policy without any charge or limitation (except potentially harmful transfers (see “Disruptive Trading Procedures” in the Prospectus)) and without the transfer being treated as one of a limited number of free transfers allowed under your Policy.  If you would like to make a transfer of Policy value, please contact Customer Service at 1-800-745-1112, or log into your account on the internet service center at www.unioncentral.com.

Information about the Replacement Fund, its investment policy, risks, fees and expenses and other aspects of its operations, can be found in its prospectus, which you should read carefully.  THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVE.

If you have any questions about this proposed substitution, please contact a Customer Service representative at 1-800-745-1112.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this supplement with the current prospectus for your variable policy issued by

The Union Central Life Insurance Company.

If you do not have a current prospectus, please contact Union Central Life at 1-800-319-6902.

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